EXHIBIT 99

Hyster-Yale, Inc.
(in millions of $, except percentage data)

	Revenues - Consolidated						Revenues - Consolidated - % change yr. over yr.
	Q1	Q2	Q3	Q4	FY		Q1	Q2	Q3	Q4	FY
2021	732.2	765.6	748.2	829.7	3,075.7	2021	-6.8%	17.0%	14.7%	15.3%	9.4%
2022	827.6	895.4	840.1	985.2	3,548.3	2022	13.0%	17.0%	12.3%	18.7%	15.4%
2023	999.3	1,090.6	1,001.2	1,027.2	4,118.3	2023	20.7%	21.8%	19.2%	4.3%	16.1%
2024	1,056.5	1,168.1	1,016.1	1,067.5	4,308.2	2024	5.7%	7.1%	1.5%	3.9%	4.6%
2025	910.4	956.6	979.1			2025	-13.8%	-18.1%	-3.6%

	Gross Profit						Gross Profit %
	Q1	Q2	Q3	Q4	FY		Q1	Q2	Q3	Q4	FY
2021	118.4	116.4	65.1	63.5	363.4	2021	16.2%	15.2%	8.7%	7.7%	11.8%
2022	101.2	99.1	86.9	146.7	433.9	2022	12.2%	11.1%	10.3%	14.9%	12.2%
2023	174.4	197.9	203.6	209.7	785.6	2023	17.5%	18.1%	20.3%	20.4%	19.1%
2024	235.7	259.3	192.9	207.6	895.5	2024	22.3%	22.2%	19.0%	19.4%	20.8%
2025	177.7	168.2	155.9			2025	19.5%	17.6%	15.9%

	Operating Expenses (8)(9)						Operating Expenses as a % of Revenue (8)(9)
	Q1	Q2	Q3	Q4	FY		Q1	Q2	Q3	Q4	FY
2021	115.3	110.5	119.4	170.5	515.7	2021	15.7%	14.4%	16.0%	20.5%	16.8%
2022	119.5	114.8	111.8	126.9	473.0	2022	14.4%	12.8%	13.3%	12.9%	13.3%
2023	131.8	139.1	145.0	161.0	576.9	2023	13.2%	12.8%	14.5%	15.7%	14.0%
2024	151.9	163.7	159.8	175.3	650.7	2024	14.4%	14.0%	15.7%	16.4%	15.1%
2025	156.4	176.7	152.6			2025	17.2%	18.5%	15.6%

	Restructuring & Impairment Charges (6)(7)(8)(9)(10)(11)(12)(13)
	Q1	Q2	Q3	Q4	FY
2021	—	—	24.8	56.9	81.7
2024	—	—	1.2	21.4	22.6
2025	0.2	15.7	1.0

	Operating Profit (Loss) (6)(7)(8)						Operating Profit (Loss) % (6)(7)(8)
	Q1	Q2	Q3	Q4	FY		Q1	Q2	Q3	Q4	FY
2021	3.1	5.9	(54.3)	(107.0)	(152.3)	2021	0.4%	0.8%	-7.3%	-12.9%	-5.0%
2022	(18.3)	(15.7)	(24.9)	19.8	(39.1)	2022	-2.2%	-1.8%	-3.0%	2.0%	-1.1%
2023	42.6	58.8	58.6	48.7	208.7	2023	4.3%	5.4%	5.9%	4.7%	5.1%
2024	83.8	95.6	33.1	32.3	244.8	2024	7.9%	8.2%	3.3%	3.0%	5.7%
2025	21.3	(8.5)	2.3			2025	2.3%	-0.9%	0.2%

	Interest (Income) Expense
	Q1	Q2	Q3	Q4	FY
2021	2.7	3.7	4.0	4.5	14.9
2022	4.9	5.9	7.3	9.2	27.3
2023	9.6	7.8	8.9	8.4	34.7
2024	7.8	8.0	7.9	7.3	31.0
2025	7.0	7.1	7.4

	Income (Loss) Before Taxes						Effective Income Tax Rate (7)(14)
	Q1	Q2	Q3	Q4	FY		Q1	Q2	Q3	Q4	FY
2021	8.5	(0.1)	(56.3)	(107.0)	(154.9)	2021	28.2%	n.m.	-36.4%	-7.3%	-18.3%
2022	(21.3)	(21.8)	(32.4)	13.1	(62.4)	2022	-13.6%	14.2%	-13.0%	39.7%	-14.7%
2023	35.9	50.8	52.6	41.7	181.0	2023	24.2%	23.6%	30.8%	38.4%	29.2%
2024	76.9	90.0	28.1	24.0	219.0	2024	32.6%	29.0%	36.7%	55.4%	34.2%
2025	16.8	(13.2)	(4.6)			2025	48.2%	n.m.	n.m.

Hyster-Yale, Inc.
(in millions of $, except percentage data)

	Net Income (Loss) Attributable to Stockholders (6)(7)
	Q1	Q2	Q3	Q4	FY
2021	5.6	1.9	(77.2)	(103.3)	(173.0)
2022	(25.0)	(19.4)	(37.3)	7.6	(74.1)
2023	26.6	38.3	35.8	25.2	125.9
2024	51.5	63.3	17.2	10.3	142.3
2025	8.6	(13.9)	(2.3)

	Depreciation and Amortization Expense
	Q1	Q2	Q3	Q4	FY
2021	11.7	11.6	11.4	11.5	46.2
2022	11.1	11.0	10.9	10.4	43.4
2023	11.2	11.3	11.3	11.3	45.1
2024	11.7	12.4	11.7	11.8	47.6
2025	11.0	11.8	11.3

	Net Working Capital (1)						Net Working Capital as % of Revenue (2)
	Q1	Q2	Q3	Q4	FY		Q1	Q2	Q3	Q4	FY
2021	539.7	645.9	692.4	697.0	697.0	2021	18.4%	21.1%	23.1%	22.7%	22.7%
2022	704.7	751.9	686.2	715.7	715.7	2022	21.3%	21.0%	20.4%	20.2%	20.2%
2023	763.0	809.0	777.8	783.0	783.0	2023	19.1%	18.5%	19.4%	19.0%	19.0%
2024	789.6	855.9	863.9	787.2	787.2	2024	18.7%	18.3%	21.3%	18.3%	18.3%
2025	804.7	814.3	784.9			2025	22.1%	21.3%	20.0%

	Capital Expenditures
	Q1	Q2	Q3	Q4	FY
2021	7.7	10.4	11.4	14.8	44.3
2022	9.7	5.6	4.4	9.1	28.8
2023	3.3	7.3	8.3	16.5	35.4
2024	7.5	12.2	10.2	17.9	47.8
2025	10.6	13.8	14.5

	Net Cash Provided By (Used For) Operating Activities
	Q1	Q2	Q3	Q4	FY
2021	(47.1)	(53.6)	(91.1)	(61.7)	(253.5)
2022	59.1	(58.9)	34.1	6.3	40.6
2023	9.0	35.8	60.3	45.6	150.7
2024	22.4	(2.5)	70.1	80.7	170.7
2025	(36.4)	28.9	37.1

	Net Cash Provided By (Used For) Investing Activities
	Q1	Q2	Q3	Q4	FY
2021	9.5	(8.7)	(10.9)	(14.4)	(24.5)
2022	(9.3)	(13.6)	(4.3)	(8.2)	(35.4)
2023	(5.0)	(6.9)	(7.9)	(14.7)	(34.5)
2024	(7.0)	(11.7)	(12.0)	(16.9)	(47.6)
2025	(10.3)	(15.3)	(14.2)

	Cash Flow Before Financing Activities (3)
	Q1	Q2	Q3	Q4	FY
2021	(37.6)	(62.3)	(102.0)	(76.1)	(278.0)
2022	49.8	(72.5)	29.8	(1.9)	5.2
2023	4.0	28.9	52.4	30.9	116.2
2024	15.4	(14.2)	58.1	63.8	123.1
2025	(46.7)	13.6	22.9

Hyster-Yale, Inc.
(in millions of $, except percentage data)

	Net Cash Provided By (Used For) Financing Activities
	Q1	Q2	Q3	Q4	FY
2021	(8.0)	45.5	77.2	78.9	193.6
2022	(50.9)	84.4	(35.4)	(9.0)	(10.9)
2023	(2.5)	(26.4)	(40.2)	(31.4)	(100.5)
2024	(30.5)	19.1	(50.8)	(37.9)	(100.1)
2025	25.9	(26.2)	(18.1)

	Dividends Paid to Stockholders
	Q1	Q2	Q3	Q4	FY
2021	5.3	5.4	5.5	5.4	21.6
2022	5.4	5.5	5.5	5.4	21.8
2023	5.6	5.5	5.6	5.6	22.3
2024	5.7	6.1	6.1	6.1	24.0
2025	6.2	7.7	6.3

	Total Debt						Debt to Total Capitalization (4)
	Q1	Q2	Q3	Q4	FY		Q1	Q2	Q3	Q4	FY
2021	285.4	345.7	428.0	518.5	518.5	2021	31.7%	35.4%	45.6%	57.5%	57.5%
2022	479.0	580.6	545.0	552.9	552.9	2022	57.7%	72.2%	80.1%	71.1%	71.1%
2023	560.6	542.3	510.6	494.0	494.0	2023	67.3%	63.9%	61.4%	54.8%	54.8%
2024	474.8	501.9	468.5	440.7	440.7	2024	52.5%	51.0%	46.0%	47.1%	47.1%
2025	484.0	473.2	467.8			2025	47.8%	46.5%	46.4%

	Total Equity						Return on Equity (5)
	Q1	Q2	Q3	Q4	FY		Q1	Q2	Q3	Q4	FY
2021	615.8	630.0	510.2	382.9	382.9	2021	4.6%	4.2%	-9.4%	-31.0%	-31.0%
2022	351.5	223.4	135.2	225.1	225.1	2022	-40.9%	-53.6%	-57.7%	-28.1%	-28.1%
2023	272.3	306.2	320.6	406.8	406.8	2023	-9.3%	15.1%	43.0%	41.1%	41.1%
2024	429.3	482.1	549.0	494.1	494.1	2024	43.5%	45.2%	35.9%	30.1%	30.1%
2025	529.4	563.4	555.4			2025	20.0%	30.2%	35.9%

(1)	Net working capital is equal to accounts receivable, net plus inventories, net less accounts payable.
(2)	Net working capital as a percentage of revenue is equal to net working capital divided by annualized revenues for the quarter and the annual revenue at year end.
(3)	Cash flow before financing activities is equal to net cash provided by (used for) operating activities plus net cash provided by (used for) investing activities.
(4)	Debt to total capitalization is equal to total debt divided by total debt plus permanent equity.
(5)	Return on equity is equal to the sum of the trailing 4 quarters net income divided by average equity calculated over the last 5 quarters.
(6)	During the fourth quarter of 2021, JAPIC recognized a $55.6 million goodwill impairment charge, of which $11.7 million related to the non-controlling interest share.
(7)	During the third and fourth quarters of 2021, the Company recognized a valuation allowance of $38.4 million and $20.2 million, respectively, provided against deferred tax assets.
(8)	During the third quarter of 2024, JAPIC recognized $1.0 million and Americas recognized $0.2 million in restructuring & impairment charges.
(9)	During the fourth quarter of 2024, the Company recognized $17.1 million ($6.8 million in the Americas, $2.7 million in EMEA and $7.6 million in JAPIC), Bolzoni recognized $4.3 million of restructuring & impairment charges.
(10)	During the first quarter of 2025, the Company recognized $0.2 million ($0.7 million in the Americas, ($1.3 million) reversal in EMEA and $0.8 million in JAPIC) of restructuring charges.
(11)	During the second quarter of 2025, the Company recognized restructuring and impairment charges of $15.7 million ($15.9 million in the Americas, $(0.3) million in EMEA and $0.1 million in JAPIC).
(12)	During the third quarter of 2025, the Company recognized restructuring and impairment charges of $1.0 million in the Americas
(13)	Restructuring and impairment charges are included in Gross Profit (Loss) and Operating Expenses as noted above.
(14)	"n.m." - not meaningful

Hyster-Yale, Inc.
(in millions of $, except percentage data)

Non-GAAP Reconciliation of ROTCE
	2019	2021	2022	2023	2024	LTM 9/30/25 (4)
Average Stockholders' Equity (1)	527.8	525.5	241.9	288.9	454.4	519.1
Average Debt (1)	324.0	373.4	535.2	532.2	476.0	466.8
Average Cash (1)	(63.4)	(93.8)	(66.8)	(69.3)	(75.9)	(77.5)
Average Capital Employed	788.4	805.1	710.3	751.8	854.5	908.4

Net Income (Loss)	35.8	(173.0)	(74.1)	125.9	142.3	2.7
Plus: Interest Expense, Net	18.0	14.9	27.3	34.7	31.0	28.8
Plus: Restructuring and Impairment Charges	18.0	70.0	—	—	22.6	38.3
Plus: Tax Valuation on Deferred Tax Assets		58.6	—	—	—	—
Less: Income Taxes on Interest Expense, Net (2)	(4.7)	(3.9)	(6.8)	(8.7)	(8.1)	(10.0)
Less: Income Taxes on Restructuring and Impairment Charges (2)		—	—	—	(5.9)	(7.5)
Actual Return on Capital Employed (3)	67.1	(33.4)	(53.6)	151.9	181.9	52.3
Actual Return on Total Capital Employed Percentage (3)	8.5%	(4.1)%	(7.5)%	20.2%	21.3%	5.8%

(1)	Average stockholder's equity, debt and cash are calculated using the quarter ends and year ends of each respective year.
(2)	Tax rate used is the Company's target U.S. marginal tax rate. Rates used were 26% for 2021, 2024 and 2025, 25% for 2022 and 2023.
(3)	Return on total capital employed is provided solely as a supplemental disclosure with respect to income generation because management believes it provides useful information with respect to earnings in a form that is comparable to the Company's cost of capital employed, which includes both equity and debt securities, net of cash.
(4)	LTM 9/30/25 average stockholders' equity, debt and cash are calculated using the quarters ending 9/30/24, 12/31/24, 3/31/25, 6/30/25 and 9/30/2025.

Lift Truck Business
(in millions of $, except percentage data)

	Revenues - Americas (7)						Revenues - Americas - % change yr. over yr.
	Q1	Q2	Q3	Q4	FY		Q1	Q2	Q3	Q4	FY
2021	459.7	479.2	494.3	551.6	1,984.8	2021	-16.5%	5.3%	15.8%	20.2%	4.9%
2022	558.3	596.9	571.4	680.1	2,406.7	2022	21.4%	24.6%	15.6%	23.3%	21.3%
2023	686.3	788.5	717.5	708.3	2,900.6	2023	22.9%	32.1%	25.6%	4.1%	20.5%
2024	770.2	881.7	771.4	800.6	3,223.9	2024	12.2%	11.8%	7.5%	13.0%	11.1%
2025	698.9	707.5	732.7			2025	-9.3%	-19.8%	-5.0%

	Revenues - EMEA						Revenues - EMEA - % change yr. over yr.
	Q1	Q2	Q3	Q4	FY		Q1	Q2	Q3	Q4	FY
2021	170.7	175.1	153.4	179.7	678.9	2021	12.2%	45.8%	6.7%	4.1%	15.3%
2022	169.7	184.8	159.4	190.3	704.2	2022	-0.6%	5.5%	3.9%	5.9%	3.7%
2023	214.9	200.6	183.9	221.1	820.5	2023	26.6%	8.5%	15.4%	16.2%	16.5%
2024	199.4	187.8	145.0	175.4	707.6	2024	-7.2%	-6.4%	-21.2%	-20.7%	-13.8%
2025	118.2	148.3	150.1			2025	-40.7%	-21.0%	3.5%

	Revenues - JAPIC						Revenues - JAPIC - % change yr. over yr.
	Q1	Q2	Q3	Q4	FY		Q1	Q2	Q3	Q4	FY
2021	60.5	65.0	56.1	52.3	233.9	2021	35.7%	35.4%	16.9%	-0.4%	21.1%
2022	51.7	64.9	65.5	67.9	250.0	2022	-14.5%	-0.2%	16.8%	29.8%	6.9%
2023	47.9	49.6	51.6	52.0	201.1	2023	-7.4%	-23.6%	-21.2%	-23.4%	-19.6%
2024	37.7	48.7	51.3	46.0	183.7	2024	-21.3%	-1.8%	-0.6%	-11.5%	-8.7%
2025	47.3	48.4	46.5			2025	25.5%	-0.6%	-9.4%

	Revenues - Lift Truck Business (7)						Revenues - Lift Truck Business - % change yr. over yr.
	Q1	Q2	Q3	Q4	FY		Q1	Q2	Q3	Q4	FY
2021	690.9	719.3	703.8	783.6	2,897.6	2021	-7.6%	15.5%	13.8%	14.6%	8.4%
2022	779.7	846.6	796.3	938.3	3,360.9	2022	12.9%	17.7%	13.1%	19.7%	16.0%
2023	949.1	1,038.7	953.0	981.4	3,922.2	2023	21.7%	22.7%	19.7%	4.6%	16.7%
2024	1,007.3	1,118.2	967.7	1,022.0	4,115.2	2024	6.1%	7.7%	1.5%	4.1%	4.9%
2025	864.4	904.2	929.3			2025	-14.2%	-19.1%	-4.0%

	Gross Profit - Lift Truck Business (7)						Gross Profit %
	Q1	Q2	Q3	Q4	FY		Q1	Q2	Q3	Q4	FY
2021	102.1	100.7	50.4	50.0	303.2	2021	14.8%	14.0%	7.2%	6.4%	10.5%
2022	84.0	79.7	72.6	127.5	363.8	2022	10.8%	9.4%	9.1%	13.6%	10.8%
2023	153.5	175.2	184.1	190.4	703.2	2023	16.2%	16.9%	19.3%	19.4%	17.9%
2024	213.3	236.9	169.9	190.0	810.1	2024	21.2%	21.2%	17.6%	18.6%	19.7%
2025	158.8	146.8	134.3			2025	18.4%	16.2%	14.5%

Lift Truck Business
(in millions of $, except percentage data)

	Operating Expenses(1) (2) (7)						Operating Expenses as a % of revenues(1) (2)
	Q1	Q2	Q3	Q4	FY		Q1	Q2	Q3	Q4	FY
2021	99.7	94.3	104.2	154.2	452.4	2021	14.4%	13.1%	14.8%	19.7%	15.6%
2022	102.8	99.3	96.8	109.6	305.7	2022	—%	11.7%	12.2%	11.7%	9.1%
2023	115.5	121.9	128.4	144.2	510.0	2023	12.2%	11.7%	13.5%	14.7%	13.0%
2024	133.4	145.3	142.7	153.0	574.4	2024	13.2%	13.0%	14.7%	15.0%	14.0%
2025	138.5	142.0	133.3			2025	16.0%	15.7%	14.3%

	Restructuring & Impairment Charges (1)(2)(3)(4)(5)(6)(7)
	Q1	Q2	Q3	Q4	FY
2021	—	—	24.8	56.9	81.7
2024	—	—	1.2	17.1	18.3
2025	0.2	15.7	1.0

	Operating Profit (Loss)(1) (2) (7)						Operating Profit (Loss) %(1) (2)
	Q1	Q2	Q3	Q4	FY		Q1	Q2	Q3	Q4	FY
2021	2.4	6.4	(53.8)	(104.2)	(149.2)	2021	0.3%	0.9%	-7.6%	-13.3%	-5.1%
2022	(18.8)	(19.6)	(24.2)	17.9	(44.7)	2022	-2.4%	-2.3%	-3.0%	1.9%	-1.3%
2023	38.4	51.0	53.3	45.9	188.6	2023	4.0%	4.9%	5.6%	4.7%	4.8%
2024	79.9	91.6	27.2	37.0	235.7	2024	7.9%	8.2%	2.8%	3.6%	5.7%
2025	20.3	(10.9)	—			2025	2.3%	-1.2%	—%

(1)	During the fourth quarter of 2021, JAPIC recognized a $55.6 million goodwill impairment charge, of which $11.7 million related to the non-controlling interest share.
(2)	During the third quarter and fourth quarter of 2024, Lift Truck recognized restructuring & impairment charges of $1.0 million ($1.0 million in the JAPIC segment) and $16.8 million ($6.8 million in the Americas, $2.4 million in EMEA and $7.6 million in JAPIC), respectively.
(3)	During the first quarter of 2025, Lift Truck recognized $0.2 million ($0.7 million in the Americas, ($1.3 million) reversal in EMEA and $0.8 million in JAPIC) of restructuring charges.
(4)	During the second quarter of 2025, the Company recognized restructuring and impairment charges of $15.7 million ($15.9 million in the Americas, $(0.3) million in EMEA and $0.1 million in JAPIC).
(5)	During the third quarter of 2025, the Company recognized restructuring and impairment charges of $1.0 million in the Americas.
(6)	Restructuring and impairment charges are included in Operating Expenses as noted above.
(7)	The historical and current results of the former Nuvera segment are now presented within the Americas operating segment.

Bolzoni
(in millions of $, except percentage data)

	Revenues						Revenues - Bolzoni - % change yr. over yr.
	Q1	Q2	Q3	Q4	FY		Q1	Q2	Q3	Q4	FY
2021	79.5	84.8	90.0	93.5	347.8	2021	-9.6%	32.1%	42.2%	36.9%	22.6%
2022	95.1	86.4	82.2	92.0	355.7	2022	19.6%	1.9%	-8.7%	-1.6%	2.3%
2023	98.6	96.6	92.8	87.3	375.3	2023	3.7%	11.8%	12.9%	-5.1%	5.5%
2024	96.2	102.4	97.6	82.9	379.1	2024	-2.4%	6.0%	5.2%	-5.0%	1.0%
2025	80.3	90.6	87.0			2025	-16.5%	-11.5%	-10.9%

	Gross Profit (Loss)						Gross Profit %
	Q1	Q2	Q3	Q4	FY		Q1	Q2	Q3	Q4	FY
2021	16.4	15.8	15.2	14.1	61.5	2021	20.6%	18.6%	16.9%	15.1%	17.7%
2022	18.8	18.9	13.7	19.3	70.7	2022	19.8%	21.9%	16.7%	21.0%	19.9%
2023	20.7	22.6	19.5	19.4	82.2	2023	21.0%	23.4%	21.0%	22.2%	21.9%
2024	21.8	22.4	23.3	17.9	85.4	2024	22.7%	21.9%	23.9%	21.6%	22.5%
2025	18.5	21.4	21.4			2025	23.0%	23.6%	24.6%

	Operating Expenses (1)						Operating Expenses as a % of revenues(1)
	Q1	Q2	Q3	Q4	FY		Q1	Q2	Q3	Q4	FY
2021	15.6	16.2	15.2	16.3	63.3	2021	19.6%	19.1%	16.9%	17.4%	18.2%
2022	16.7	15.5	15.0	17.3	64.5	2022	17.6%	17.9%	18.2%	18.8%	18.1%
2023	16.3	17.2	16.6	16.8	66.9	2023	16.5%	17.8%	17.9%	19.2%	17.8%
2024	18.5	18.4	17.1	22.3	76.3	2024	19.2%	18.0%	17.5%	26.9%	20.1%
2025	17.9	19.0	19.3			2025	22.3%	21.0%	22.2%

	Restructuring & Impairment Charges (1) (2)
	Q1	Q2	Q3	Q4	FY
2024	—	—	—	4.3	4.3

	Operating Profit (Loss) (1)						Operating Profit (Loss) %(1)
	Q1	Q2	Q3	Q4	FY		Q1	Q2	Q3	Q4	FY
2021	0.8	(0.4)	—	(2.2)	(1.8)	2021	1.0%	-0.5%	—%	-2.4%	-0.5%
2022	2.1	3.4	(1.3)	2.0	6.2	2022	2.2%	3.9%	-1.6%	2.2%	1.7%
2023	4.4	5.4	2.9	2.6	15.3	2023	4.5%	5.6%	3.1%	3.0%	4.1%
2024	3.3	4.0	6.2	(4.4)	9.1	2024	3.4%	3.9%	6.4%	-5.3%	2.4%
2025	0.6	2.4	2.1			2025	0.7%	2.6%	2.4%

(1)	During the fourth quarter of 2024, Bolzoni recognized a $4.3 million restructuring & impairment charge.
(2)	Restructuring and impairment charges are included in Operating Expenses as noted above.